UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 E. Sonterra Blvd., Suite No. 1220
San Antonio, TX	78258
(Address of Principal Executive Offices)	(Zip Code)

(210) 999-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Gas Gathering, Processing and Purchase Agreement

On August 10, 2017, Lilis Energy, Inc. (the “Company”) entered into a gas gathering, processing and purchase agreement (the “Gathering Agreement”) with Lucid Energy Delaware, LLC (“Lucid”), pursuant to which Lucid will receive, gather and process the Company’s committed gas production from certain production areas located in Lea County, New Mexico and in Loving and Winkler Counties, Texas. Subject to the Company’s take-in-kind rights set forth in the Gathering Agreement, Lucid will purchase the residue gas and plant products allocated to the Company pursuant to the terms and conditions of the Gathering Agreement. To the extent that the Company elects to take such residue gas and plant products in-kind, Lucid shall re-deliver such residue gas and plant products at certain delivery points for downstream transportation. The Gathering Agreement has a term of 10 years that automatically renews on a year-to-year basis until terminated by either party pursuant to the terms of the Gathering Agreement. The Company will pay Lucid fees for the gathering and processing of all committed gas and for such other services provided as set forth in the Gathering Agreement.

The foregoing description of the Gathering Agreement is qualified in its entirety by reference to the Gathering Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2017.

Item 2.02	Results of Operations and Financial Condition

On August 14, 2017, the Company issued a press release announcing information regarding the Company’s continued results of its drilling and completion operations and a general operations update. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 2.02 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On August 14, 2017, the Company issued a press release announcing the entry into the Gathering Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including the accompanying Exhibit 99.2, shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Lilis Energy, Inc. dated August 14, 2017.

99.2	Press Release of Lilis Energy, Inc. dated August 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017	LILIS ENERGY, INC.

	By:	/s/ Joseph Daches
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Lilis Energy, Inc. dated August 14, 2017.

99.2	Press Release of Lilis Energy, Inc. dated August 14, 2017.